ANDEAN DEVELOPMENT CORPORATION
Balance Sheet
December 31, 1998

                       1998 P R O F O R M A BALANCE SHEET
 (Including 55,96% CONSONNI USA Inc. as part of Andean Development Corporation)

-------------------------------- ---------------------- --------------------------
            ASSETS                       1998                     1997
-------------------------------- ---------------------- --------------------------
CURRENT ASSETS
-------------------------------- ---------------------- --------------------------
Cash and cash equivalents                   166.733,39                 324.556,00
-------------------------------- ---------------------- --------------------------
Time Deposits                                57.127,57                 528.575,00
-------------------------------- ---------------------- --------------------------
Accounts Receivable, net                  6.689.853,30               3.205.385,00
-------------------------------- ---------------------- --------------------------
Due from related parties                    901.973,45                 520.000,00
-------------------------------- ---------------------- --------------------------
Other current assets                      1.045.458,56                 118.038,00
-------------------------------- ---------------------- --------------------------
Inventory                                 3.298.575,00
-------------------------------- ---------------------- --------------------------


-------------------------------- ---------------------- --------------------------

-------------------------------- ---------------------- --------------------------

-------------------------------- ---------------------- --------------------------
Total Current Assets                     12.159.721,27               4.696.554,00
-------------------------------- ---------------------- --------------------------

-------------------------------- ---------------------- --------------------------
FIXED ASSETS                                                           672.875,00
-------------------------------- ---------------------- --------------------------

-------------------------------- ---------------------- --------------------------
Land & Building                           1.174.143,13                       0,00
-------------------------------- ---------------------- --------------------------
Vineyard                                    315.856,24                       0,00
-------------------------------- ---------------------- --------------------------
Technical installations &                   371.795,52                       0,00
Machinery
-------------------------------- ---------------------- --------------------------
Installations                               538.236,41
-------------------------------- ---------------------- --------------------------
Other property, plant &                  -1.791.004,30
equipment
-------------------------------- ---------------------- --------------------------
Furniture and equipment
-------------------------------- ---------------------- --------------------------
Less: Accumulated depreciation
-------------------------------- ---------------------- --------------------------

-------------------------------- ---------------------- --------------------------
Total Fixed Assets                        3.359.959,00                 672.875,00
-------------------------------- ---------------------- --------------------------

-------------------------------- ---------------------- --------------------------
OTHER ASSETS
-------------------------------- ---------------------- --------------------------

------------------------------- -------------------- --------------------------
         LIABILITIES                   1998                    1997
------------------------------- -------------------- --------------------------
CURRENT LIABILITIES
------------------------------- -------------------- --------------------------
Obligations with banks                 1.646.803,88                 576.756,00
------------------------------- -------------------- --------------------------
Current portion Long term debt            57.223,10                  30.320,00
------------------------------- -------------------- --------------------------
Accounts payable                       4.328.602,02                 787.155,00
------------------------------- -------------------- --------------------------
Due to related parties                   615.434,24                  24.264,00
------------------------------- -------------------- --------------------------
Income taxes payable                     117.525,10                 197.022,00
------------------------------- -------------------- --------------------------
Accrued expenses and withhold.            57.319,31                  77.531,00
------------------------------- -------------------- --------------------------
Current portion of staff sev.             23.953,63                  21.530,00
Ind.
------------------------------- -------------------- --------------------------
Dividends payable                        564.020,00                 150.000,00
------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------
Total Current Liabilities              7.410.881,28               1.844.578,00
------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------
LONG TERM LIABILITIES
------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------
Long term debt, ex.curr.port.            594.423,48                 118.754,00
------------------------------- -------------------- --------------------------
Staff severance indemnities               65.093,15                  87.317,00
------------------------------- -------------------- --------------------------
Public entities

------------------------------- -------------------- --------------------------
Others Debt
------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------
Total Long Term Liabilities            4.134.477,63                 206.071,00
------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------
STOCKHOLDERS'
------------------------------- -------------------- --------------------------

-------------------------------- ---------------------- --------------------------
Investments in affiliated Co.             1.086.704,91               1.629.998,00
-------------------------------- ---------------------- --------------------------
Deferred charges                            978.342,28               1.072.343,00
-------------------------------- ---------------------- --------------------------
Real estate held for investment           1.147.389,43                 789.447,00
-------------------------------- ---------------------- --------------------------
Notes Rec. from related party               531.793,09                 606.031,00
-------------------------------- ---------------------- --------------------------
Notes Receivable - other                  1.411.900,50               1.339.766,00
-------------------------------- ---------------------- --------------------------
Deposit and other                           133.096,32
-------------------------------- ---------------------- --------------------------

-------------------------------- ---------------------- --------------------------

-------------------------------- ---------------------- --------------------------
Total Other Assets                        5.289.226,53               5.437.585,00
-------------------------------- ---------------------- --------------------------

-------------------------------- ---------------------- --------------------------
TOTAL ASSETS                             20.808.906,80              10.807.014,00
-------------------------------- ---------------------- --------------------------

------------------------------- -------------------- --------------------------
EQUITY
------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------
Common stock                                 282,00                     282,00
------------------------------- -------------------- --------------------------
Additional paid in capital             5.724.319,56               5.724.320,00
------------------------------- -------------------- --------------------------
Retained earnings                      2.289.693,31               2.197.810,00
------------------------------- -------------------- --------------------------
Earning of the period                    737.014,11                 937.903,00
------------------------------- -------------------- --------------------------
Cumulative translation adjust.           -43.924,74                -103.950,00
------------------------------- -------------------- --------------------------
Monitary Interest                        556.163,65
------------------------------- -------------------- --------------------------
Dividends                                      0,00
------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------
Total Stockholders' Equity             9.263.547,89               8.756.365,00
------------------------------- -------------------- --------------------------

------------------------------- -------------------- --------------------------
Total liabilities and stock.          20.808.906,80              10.807.014,00
------------------------------- -------------------- --------------------------

ANDEAN DEVELOPMENT CORPORATION
Statements of Operations
December 1998

                     1998 P ROFORMA STATEMENT OF OPERATION
 (Including 55,96% CONSONNI USA Inc. as part of Andean Development Corporation)


-------------------------------------------------------- ---------------------------------- --------------------------------
               REVENUES FROM OPERATIONS                          1998                              1997
-------------------------------------------------------- ---------------------------------- --------------------------------
Revenues                                                                     15.251.022,45                     3.879.062,00
-------------------------------------------------------- ---------------------------------- --------------------------------
Cost of Operations                                                          -12.513.204,63                    -1.773.165,00
-------------------------------------------------------- ---------------------------------- --------------------------------
GROSS PROFIT                                                                  2.737.817,82                     2.105.897,00
-------------------------------------------------------- ---------------------------------- --------------------------------

-------------------------------------------------------- ---------------------------------- --------------------------------
Selling & Administrative Expensis                                            -1.527.504,22                    -1.053.221,00
-------------------------------------------------------- ---------------------------------- --------------------------------

-------------------------------------------------------- ---------------------------------- --------------------------------
INCOME FROM OPERATIONS                                                        1.210.313,60                     1.052.676,00
-------------------------------------------------------- ---------------------------------- --------------------------------

-------------------------------------------------------- ---------------------------------- --------------------------------
OTHER INCOME (EXPENSES)
-------------------------------------------------------- ---------------------------------- --------------------------------

-------------------------------------------------------- ---------------------------------- --------------------------------
Interest Expenses                                                              -305.701,21                       -32.795,00
-------------------------------------------------------- ---------------------------------- --------------------------------
Depreciation and amortization                                                  -209.209,54                       -67.046,00
-------------------------------------------------------- ---------------------------------- --------------------------------
Interest Incomes                                                                143.402,34                       121.174,00
-------------------------------------------------------- ---------------------------------- --------------------------------
Non operational incomes                                                         220.135,92                         6.031,00
-------------------------------------------------------- ---------------------------------- --------------------------------
Minority Interest                                                              -197.713,00
-------------------------------------------------------- ---------------------------------- --------------------------------

-------------------------------------------------------- ---------------------------------- --------------------------------
Total other incomes (expenses)                                                 -349.085,49                        27.364,00
-------------------------------------------------------- ---------------------------------- --------------------------------

-------------------------------------------------------- ---------------------------------- --------------------------------
INCOME BEFORE INCOME TAX                                                        861.228,11                     1.080.040,00
-------------------------------------------------------- ---------------------------------- --------------------------------
Income Taxes                                                                   -124.214,00                      -142.137,00
-------------------------------------------------------- ---------------------------------- --------------------------------
NET INCOME (loss)                                                               737.014,11                       937.903,00
-------------------------------------------------------- ---------------------------------- --------------------------------